                                  Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ X ]  Preliminary Proxy Statement            [  ] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------

                 HYPERION 2005 INVESTMENT GRADE TERM TRUST, INC.

--------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box:)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transactions applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                   HYPERION 2005 INVESTMENT GRADE OPPORTUNITY
                                TERM TRUST, INC.
                One Liberty Plaza o New York, New York 10006-1404

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                   March 1, 2002
To the Stockholders:

         The Annual Meeting of Stockholders of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Fund") will be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), 36th floor, New York, New York 10005, on Tuesday, April 16, 2002, at 10:30 a.m., for the following purposes:

         1.     To elect directors (Proposal 1).

         2. To approve a new Investment Advisory Agreement between the Fund and Hyperion Capital Management, Inc. (the "Advisor") (Proposal 2).

         3. To ratify or reject the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending December 31, 2002 (Proposal 3).

         4. To transact any other business that may properly come before the meeting.

         The close of business on February 22, 2002 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting.

                                            By Order of the Board of Directors,

                                            /s/ Patricia A. Sloan
                                            ---------------------
                                            Patricia A. Sloan
                                            Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      Instructions for Signing Proxy Cards

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

         3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                             Valid Signature
------------                                             ---------------

Corporate Accounts

       (1)   ABC Corp.                              ABC Corp.
       (2)   ABC Corp.                              John Doe, Treasurer
       (3)   ABC Corp. c/o John Doe, Treasurer      John Doe
       (4)   ABC Corp. Profit Sharing Plan          John Doe, Trustee

Trust Accounts

       (1)  ABC Trust                              John B. Doe, Trustee
       (2)  Jane B. Doe, Trustee u/t/d 12/28/78    Jane B. Doe

Custodial or Estate Accounts

       (1)  John B. Smith, Cust.                   John B. Smith
            f/b/o John B. Smith, Jr.
            UGMA
       (2)  John B. Smith                          John B. Smith, Jr., Executor

                   HYPERION 2005 INVESTMENT GRADE OPPORTUNITY
                                TERM TRUST, INC.
                One Liberty Plaza o New York, New York 10006-1404

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with a solicitation by the Board of Directors of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at The Downtown Association, 60 Pine Street (between William and Pearl Streets), 36th floor, New York, New York 10005, at 10:30 a.m. on Tuesday, April 16, 2002 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 1, 2002. Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the three nominees for director, FOR the approval of the new Investment Advisory Agreement and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending December 31, 2002. The close of business on February 22, 2002 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum or determining whether a proposal has been approved. On the record date there were _______ shares outstanding.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2004; Class II, 2002; and Class III, 2003. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         The terms of Robert F. Birch, Andrew M. Carter and Leo M. Walsh, Jr., the members of Class II, currently serving on the Board of Directors, expire at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of Messrs. Birch, Carter and Walsh. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy or proxies will be voted for any other person or persons, as the case may be, determined by the persons named in the proxy in accordance with their judgment.

         As described above, there are three nominees for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the three nominees currently proposed to serve on the Board of Directors.

Information Concerning Nominees/Directors

         The following tables provides information concerning each of the seven members and nominees of the Board of Directors of the Fund. The three nominees are listed first in the tables under the Class II directors.


                       Position(s) Held with
                       Fund and Term of Office    Principal Occupation(s)                         Number of Portfolios
Name, Address          and Length of              During Past 5 Years and                         in Fund Complex
and Age                Time Served                Other Directorships Held by Director            Overseen by Director
--------------------------------------------------------------------------------------------------------------------------

Class II Nominee/Director to serve until 2005 Annual Meeting of Stockholders:

Andrew M. Carter*      Director                   Chairman and Chief Executive Officer,                      3
c/o One Liberty                                   Hyperion Capital Management, Inc. (November
Plaza, New York, New   Elected for Three Year     1998-Present); Director of several investment
York 10006-1404        Term/Director since        companies (3) advised by Hyperion Capital
                       December 1998              Management, Inc. (1998-Present); Vice
Age 59                                            Chairman of The China Business Group
                       Chairman                   (1996-Present) and presently officer of four
                       Elected Annually           charitable boards: The New England
                       Since July 1998            Conservatory, The Loomis Chaffee School, The
                                                  William E. Simon Graduate School of Business
                                                  Administration at the University of
                                                  Rochester, and The Big Brother Association of
                                                  Boston.

------------
* Interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.


                       Position(s) Held with
                       Fund and Term of Office    Principal Occupation(s)                         Number of Portfolios
Name, Address          and Length of              During Past 5 Years and                         in Fund Complex
and Age                Time Served                Other Directorships Held by Director            Overseen by Director
--------------------------------------------------------------------------------------------------------------------------

Class II Nominee/Director to serve until 2005 Annual Meeting of Stockholders:

Robert F. Birch        Director, Member of The    Chairman and President, New America High                   3
c/o One Liberty        Audit Committee, Member    Income Fund (1992-Present);  Chairman of the
Plaza, New York, New   of Nominating and          Board and Co-Founder,The China Business
York 10006-1404        Compensation Committee     Group, Inc. (1996-Present); Director,
                       and Member of Executive    Brandywine Funds (3) (2001 to Present).
Age 65                 Committee
                                                  Formerly, Director and Strategic Planning
                       Elected for Three Year     Consultant, Dewe Rogerson, Ltd. (1994-1998)
                       Term/
                       Director since December
                       1998



                       Position(s) Held with
                       Fund and Term of Office    Principal Occupation(s)                         Number of Portfolios
Name, Address          and Length of              During Past 5 Years and                         in Fund Complex
and Age                Time Served                Other Directorships Held by Director            Overseen by Director
--------------------------------------------------------------------------------------------------------------------------

Class II Nominee/Director to serve until 2005 Annual Meeting of Stockholders:
Leo M. Walsh, Jr.      Director, Chairman of      Director and/or Trustee of several investment              3
c/o One Liberty        the Audit Committee,       companies (3) advised by Hyperion Capital
Plaza, New York, New   Member of Nominating and   Management, Inc. or by its affiliates
York 10006-1404        Compensation Committees    (1989-Present); Financial Consultant for
                                                  Merck-Medco Managed Care LLC (formerly Medco
Age 69                 Elected for Three Year     Containment Services Inc.) (1994-Present);
                       Term/Director since June   Director of Lend Lease Hyperion Mortgage
                       1989                       Opportunity Fund, Inc. (formerly, Equitable
                                                  Real Estate Hyperion Mortgage Opportunity
                                                  Fund, Inc.) and Lend Lease Hyperion High
                                                  Yield CMBS Fund, Inc. (formerly, Equitable
                                                  Real Estate Hyperion High Yield Commercial
                                                  Mortgage Fund, Inc.) (1999-Present).


         The terms of the Class I and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes.



                       Position(s) Held with
                       Fund and Term of Office    Principal Occupation(s)                         Number of Portfolios
Name, Address          and Length of              During Past 5 Years and                         in Fund Complex
and Age                Time Served                Other Directorships Held by Director            Overseen by Director
--------------------------------------------------------------------------------------------------------------------------

Class I Director to serve until 2004 Annual Meeting of Stockholders:

Rodman L. Drake        Director, Member of the    President, Continuation Investments Group Inc.             3
c/o One Liberty        Audit Committee,           (1997-Present); Director and/or Trustee of
Plaza, New York, New   Chairman of Nominating     several investment companies(3) advised by
York 10006-1404        and Compensation           Hyperion Capital Management, Inc.
                       Committees                 (1989-Present); Director, Alliance Group
Age 59                                            Services, Inc.  (1998-Present); Director,
                       Elected for Three Year     Hotelevision, Inc. (1999-Present); Chairman,
                       Term/Director since June   Metro Cash Card International (1999-Present).
                       1992                       Director, Parsons Brinckerhoff, Inc.
                                                  (1995-Present); Director, Absolute Quality
                                                  Inc. (2000- Present); Trustee of Excelsior
                                                  Funds (3) (1994-Present).

                                                  Formerly,  Co-Chairman of KMR Power
                                                  Corporation (1993-1997); President, Mandrake
                                                  Group (1993-1997).

Patricia A. Sloan*     Director                   Consultant (2000-Present) and Managing                     3
c/o One Liberty                                   Director (1988-2000)of Ranieri & Co., Inc.;
Plaza, New York, New   Elected for Three Year     Secretary, Director and/or Trustee of several
York 10006-1404        Term/Director since        investment companies (3) advised by Hyperion
                       February 1993              Capital Management, Inc. or by its affiliates
Age 58                                            (1989-Present); Director of Bank United Corp.,
                       Secretary                  the parent of Bank United (1988-Present).
                       Elected Annually/
                       Since July 1989


                       Position(s) Held with
                       Fund and Term of Office    Principal Occupation(s)                         Number of Portfolios
Name, Address          and Length of              During Past 5 Years and                         in Fund Complex
and Age                Time Served                Other Directorships Held by Director            Overseen by Director
--------------------------------------------------------------------------------------------------------------------------

Class III Directors to serve until 2003 Annual Meeting of Stockholders:

Harry E. Petersen,     Director, Member of the    Senior Consultant to Cornerstone Equity                    3
Jr.                    Audit Committee, Member    Advisors, Inc. (1998-Present); Director and/or
c/o One Liberty        of Nominating and          Trustee of several investment companies (3)
Plaza, New York, New   Compensation Committees;   advised by Hyperion Capital Management, Inc.
York 10006-1404        Member of Executive        or by its affiliates (1992-Present).
                       Committee
Age 77                                            Formerly, Senior Consultant to Potomac Babson
                       Elected for Three Year     Inc. (1995-1998); Director of Equitable Real
                       Term/Director since        Estate Hyperion Mortgage Opportunity Fund,
                       October 1993               Inc. and Equitable Real Estate Hyperion High
                                                  Yield Commercial Mortgage Fund, Inc.
                                                  (1995-1997); Director of Lexington Corporate
                                                  Properties, Inc. (1993-1997).

Lewis S. Ranieri*      Director, Member of        Chairman and Chief Executive Officer of                    3
c/o One Liberty        Executive Committee        Ranieri & Co., Inc. (since 1988); in addition,
Plaza, New York, New                              President of LSR Hyperion Corp., a general
York 10006-1404        Elected for Three Year     partner of the limited partnership that is the
                       Term/Director since June   general partner of Hyperion Partners L.P.
Age 53                 1989                       ("Hyperion Partners") (since 1988); Director
                                                  and Vice Chairman of the Board of Hyperion
                                                  Capital Management, Inc. (since December
                                                  1998); Director and Chairman of the Board of
                                                  Hyperion Capital Management, Inc.
                                                  (1989-November 1998); Director and President
                                                  of Hyperion Funding 1993 Corp., the general
                                                  partner of the limited partnership that is the
                                                  general partner of Hyperion 1993 Fund L.P.;
                                                  and also Chairman and President of various
                                                  other direct and indirect subsidiaries of
                                                  Hyperion Partners (since 1989); Chairman of
                                                  the Board (1989-December 1998) and/or Director
                                                  (since 1989) of several investment companies
                                                  (3) advised by Hyperion Capital Management,
                                                  Inc. or by its affiliates; Director and
                                                  Chairman of Bank United Corp., and Director of
                                                  Bank United (since 1988).

                                                  Formerly, Director of Lend Lease Hyperion
                                                  Mortgage Opportunity Fund, Inc. (formerly,
                                                  Equitable Real Estate Hyperion Mortgage
                                                  Opportunity Fund, Inc.) and Lend Lease
                                                  Hyperion High Yield Commercial Mortgage Fund,
                                                  Inc. (formerly, Equitable Real Estate Hyperion
                                                  High Yield Commercial Mortgage Fund, Inc.)
                                                  (1995-1999).

-----------
* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

         The following table sets forth the dollar range of equity securities beneficially owned by the director for the calendar year ended December 31, 2001. The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

                                                    Aggregate Dollar Range of
                                                    Equity Securities in All
                                                    Funds Overseen by Director
                        Dollar Range of Equity      or Nominee in Family
Name of Director        Securities in the Fund      of Investment Companies
--------------------------------------------------------------------------------
Lewis Ranieri           None                        $50,001-$100,000
Leo M. Walsh, Jr.       $50,001-$100,000            Over $100,000
Patricia A. Sloan       $1-$10,000                  $10,001-$50,000
Rodman L. Drake         $1-$10,000                  $10,001-$50,000
Harry E. Petersen, Jr.  $1-$10,000                  $1-$10,000
Robert F. Birch         $1-$10,000                  $50,001-$100,000
Andrew M. Carter        None                        None

Officers of the Fund

         The officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected six officers of the Fund. Except where dates of service are noted, all officers listed below served as such throughout the 2002 fiscal year. An asterisk (*) indicates a person is an "interested person" as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor. The following table sets forth information concerning each officer of the Fund who served during all or part of the last fiscal year of the Fund:



                                                      Term of Office and
Name, Address                  Position(s) Held       Length of Time          Principal Occupation(s)
and Age                        with Fund              Served                  During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
Andrew M. Carter*              Chairman               Elected Annually        Please see "Information Concerning
                                                      Since December 1998     Nominees/Directors."

Clifford E. Lai*               President              Elected Annually        President (since November 1998) of
c/o One Liberty Plaza,                                Since April 1993        Hyperion Capital Management, Inc.
New York, New York 10006-1404                                                 (March 1993-Present).

Age 48

Patricia A. Botta*             Vice President         Elected Annually        Director of Hyperion Capital Management,
c/o One Liberty Plaza,                                Since March 1997        Inc. (1989-Present).
New York, New York 10006-1404

Age 44


                                                      Term of Office and
Name, Address                  Position(s) Held       Length of Time          Principal Occupation(s)
and Age                        with Fund              Served                  During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------
John Dolan*                    Vice President         Elected Annually        Chief Investment Strategist
c/o One Liberty Plaza,                                Since March 1998        (1998-Present) and Chief Investment
New York, New York 10006-1404                                                 Officer (since 2002) of Hyperion Capital
                                                                              Management.  Formerly Managing Director
Age 48                                                                        at Bankers Trust (1995-1997).

Thomas F. Doodian*             Treasurer              Elected Annually        Director of Finance and Operations,
c/o One Liberty Plaza,                                Since February 1998     Hyperion Capital Management, Inc. (July
New York, New York 10006-1404                                                 1995-Present).  Treasurer of several
                                                                              investment companies advised by Hyperion
Age 41                                                                        Capital Management, Inc. (February 1998-
                                                                              Present).

Patricia A. Sloan*             Secretary              Elected Annually        Please see "Information Concerning
c/o One Liberty Plaza,                                Since July 1989         Nominees/Directors."
New York, New York 10006-1404

Age 58


         As of February 22, 2002, the directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.

Principal Holders

         As of February 22, 2002, the following persons owned beneficially more than 5% of the Fund's outstanding shares.



                      Name and Address of Beneficial                Amount and Nature of
Title of Class        Owner                                         Beneficial Ownership           Percent of Class
------------------------------------------------------------- -------------------------------------------------------
Common                                                                                                           %


Interested Persons

         Mr. Ranieri serves as a Director and Vice Chairman of the Advisor and Mr. Carter serves as Chairman and Chief Executive Officer of the Advisor. Ms. Sloan is a special limited partner of Hyperion Ventures, the sole general partner of Hyperion Partners L.P., of which the Advisor is a wholly-owned subsidiary. As a result of their service with the Advisor and certain affiliations with the Advisor as described below, the Fund considers Messrs. Ranieri and Carter and Ms. Sloan to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Committees and Board of Directors' Meetings

         The Fund has a standing Audit Committee presently consisting of Messrs. Walsh, Birch, Drake and Petersen, all of whom are members of the Board of Directors and are currently non-interested persons of the Fund. The principal functions of the Fund's Audit Committee are to recommend to the Board the appointment of the Fund's auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board of Directors has adopted a written charter for the Audit Committee, that was previously filed with the Securities and Exchange Commission in 2001. The Report of the Audit Committee is attached as Appendix I. During the last fiscal year of the Fund, the full Board of Directors met five times, and the Audit Committee met two times. All of the members of the Audit Committee attended the Audit Committee meetings and all of the directors attended at least 75% of the aggregate of the Board meetings and the Audit Committee meetings. The Fund has a Nominating and a Compensation Committee. The Nominating and Compensation Committees presently consist of Messrs. Drake, Birch, Petersen and Walsh. There were no nominees to be considered so the Nominating Committee did not meet during 2001. The function of the Nominating Committee is to recommend candidates for election to the Board as independent directors. The Committee will consider nominees recommended by stockholders. Such recommendations should be submitted in writing to the Secretary of the Fund. The function of the Compensation Committee is to determine the compensation paid to the independent directors.

Compensation of Directors and Executive Officers

         No remuneration was paid by the Fund to persons who were directors, officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof for their services as directors or officers of the Fund. Each director of the Fund, other than those who are officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof, is entitled to receive a fee of $8,500 per year plus $1,000 for each Board of Directors' meeting attended. Members of the Audit Committee receive $750 for each Audit Committee meeting attended, other than meetings held on days when there is also a directors' meeting. The following table sets forth information concerning the compensation received by directors for the twelve month period ended December 31, 2001.

                        Directors'            Total Directors'
                        Compensation          Compensation from the Fund
                        from the Fund         and the Fund Complex
----------------------------------------------------------------------------
Robert F. Birch         $14,569               $46,707
Rodman L. Drake         $13,000               $42,750
Harry E. Petersen, Jr.  $13,750               $44,250
Leo M. Walsh, Jr.       $13,750               $44,250

Compliance With Section 16 Reporting Requirements

         Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that, during the fiscal year ended December 31, 2001, all filing requirements applicable to the Fund's officers, directors, and greater than ten-percent beneficial owners were complied with.

Required Vote

         Election of the listed nominees for director requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Fund present or represented by proxy at the Annual Meeting.

          PROPOSAL 2: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

Summary of the Transaction

         Hyperion Capital Management, Inc. (the "Advisor"), currently serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Fund and Advisor, dated February 17, 1993 (the "Current Investment Advisory Agreement"). As explained in more detail below, stockholders are being asked to separately approve a new investment advisory agreement between the Fund and the Advisor (the "New Investment Advisory Agreement"). THE NEW AGREEMENT WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT INVESTMENT ADVISORY AGREEMENT.

         The Advisor is a subsidiary of Hyperion Partners L.P., a Delaware limited partnership ("Hyperion Partners"). The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ("Hyperion Ventures"). Corporations owned by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are general partners of Hyperion Ventures. Through these corporations, these individuals own a majority of the partnership interests of Hyperion Ventures. Mr. Salvatore Ranieri and Mr. Shay, as well as the owners of the limited partners of Hyperion Ventures, all of whom hold a pro rata interest in Hyperion Partners, have offered to sell their stock in the Advisor to an investment group composed entirely of officers and directors of the Advisor, including Mr. Lewis Ranieri (the foregoing referred to as the "Transaction"). The Transaction is expected to close by May 2002. The Transaction will not go forward without the approval of the New Investment Advisory Agreement by the stockholders of the Fund. If for any reason the proposed Transaction is not completed the current Investment Advisory Agreement will remain in effect.

          Following the transaction, the officers and directors of the Advisor listed below will own an interest of over 5% in the Advisor.

    Name            Title
    --------------------------------------------------------------
    Lewis Ranieri   Chairman
    Clifford Lai    President
    John Feeney     Managing Director, Marketing
    John Dolan      Managing Director, Chief Investment Officer

         There is not anticipated to be any change to the management structure of the Advisor as all current officers will retain their titles and positions. There will be, however, changes to the Advisor's Board of Directors, as set forth below.

   Current Board and Title                   Proposed Board and Title
   -----------------------------------------------------------------------------
   Andrew Carter, Chairman                   Lewis Ranieri, Chairman
   Lewis Ranieri, Vice Chairman              Clifford Lai, Director
   Clifford Lai, Director                    John Feeney, Director
   Scott Shay, Director                      John Dolan, Director
   Salvatore Ranieri, Director

Andrew Carter will remain with the Advisor as Vice Chairman of Hyperion Capital Management, Inc.

         Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. The 1940 Act provides a rebuttable presumption that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, the Advisor has advised the Fund's Board that it does not believe that consummation of the Transaction will cause an assignment of the Current Investment Advisory Agreement. The Fund's directors have, however, carefully considered the Advisor's development since its inception and the involvement in management decisions by the partners who are selling their interests in the Advisor. To avoid any uncertainty about the status of the Current Investment Advisory Agreement, the Fund's directors believe that it is prudent and in the best interest of the Fund to obtain stockholder approval of the New Investment Advisory Agreement.

The Current Investment Advisory Agreement

         Pursuant to the Current Investment Advisory Agreement, the Fund has retained the Advisor to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the operations of the Fund. For more information relating to the Advisor, see "Additional Information."

         On March 13, 2001, the Board of Directors of the Fund, including those persons identified as interested persons and a majority of the directors who are not parties to the Investment Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party (the "Disinterested Directors"), approved extension of the Current Investment Advisory Agreement through March 31, 2002. At the time of the Board's approval of the latest extension of the Current Investment Advisory Agreement, Messrs. Lewis Ranieri, Carter, and Ms. Sloan were interested persons of the Fund. The Current Investment Advisory Agreement was last submitted to a vote of the Stockholders of the Fund at the Annual Meeting of the Stockholders of the Fund held on May 23, 1995. At that meeting, the Stockholders approved the continuance of the Current Investment Advisory Agreement. The Board of Directors will consider continuance of the Current Investment Advisory Agreement until March 31, 2003 at a meeting scheduled for March 12, 2002.

         The Current Investment Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Current Investment Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder). The Current Investment Advisory Agreement also provides that the Advisor shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

         The Current Investment Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Agreement, and will pay all salaries of the Fund's directors and officers who are "affiliated persons" (as such term is defined in the 1940 Act) of the Advisor. The Current Investment Advisory Agreement provides that the Fund shall pay to the Advisor a monthly fee for its services which is equal to 0.65% per annum of the Fund's average weekly net assets, which, for purposes of determining the Advisor's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares. Investment advisory fees paid by the Fund to the Advisor during the last fiscal year of the Fund amounted to $1,096,258.88.

         John H. Dolan, a Vice President of the Fund, has been primarily responsible for the day-to-day management of the Fund's portfolio since 1998 and Chief Investment Officer (since 2002). He has been the Chief Investment Strategist of the Advisor since 1998, and was formerly and Managing Director at Bankers Fund from 1995-1997.

         The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a fee monthly at an annual rate of 0.20% of its average weekly assets. For the fiscal year ended December 31, 2001, the Administrator earned $269,556.07 in Administration fees. In addition, the Administrator has entered into Administration Agreements with two other investment companies, with the following fee structure: a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million for Hyperion 2002 Term Trust, Inc. and a fee paid monthly at an annual rate of 0.20% of its average weekly assets for the Hyperion Total Return Fund, Inc.

The New Investment Advisory Agreement

         The New Investment Advisory Agreement is the same in all material respects as the Current Investment Advisory Agreement. Thus, the key terms, including fees, of the New Investment Advisory Agreement are set out in detail above, under the heading "The Current Investment Advisory Agreement." The initial term of the New Investment Advisory Agreement will reflect the date on which the Transaction is consummated (currently anticipated to be on or about May ___, 2002) as its new effective date.

         A Form of the New Investment Advisory Agreement is attached to this proxy statement as Exhibit A. Under the New Investment Advisory Agreement, the Advisor will continue to provide investment advisory services to the Fund, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. All services under the New Investment Advisory Agreements must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Fund's charter and by-laws, any policies adopted by the Fund's Board, and the investment policies of the Fund as disclosed in its registration statement on file with the Securities and Exchange Commission ("SEC"), as amended from time to time.

         Contingent upon receipt of stockholder approval, the New Investment Advisory Agreement will be effective upon the consummation of the Transaction, currently expected to be May __, 2002, and will continue in effect until May __, 2004. Thereafter, the New Investment Advisory Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Disinterested Directors.

Board Considerations Relating to the New Investment Advisory Agreement

         On January 16, 2002, the Board of Directors held a meeting called for the purpose of considering the New Agreement. At the meeting, senior officers of the Advisor to discuss the Transaction and stockholder approval of the New Investment Advisory Agreement. The Board considered, among other things:

         o the expectation that the operation of the Advisor and the Fund's day-to-day management, including the Fund's portfolio manager, will remain largely unchanged for the foreseeable future;

         o the key employees of the Advisor who handle the Fund's day-to-day management will now be equity owners of the Advisor; and

         o the Transaction will result in better alignment of interest between employees, management, owners and clients of the Adviser.

         In addition, the directors considered a wide range of information of the type they regularly consider when determining to continue the Fund's Current Advisory Agreement as in effect from year to year. The directors considered, among other things:

         o the Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the
                  Fund), resources and investment process;

         o        the terms of the New Investment Advisory Agreement;

         o the scope and quality of the services that the Advisor has been providing to the Fund;

         o the investment performance of the Fund and of similar funds managed by other advisers over various periods;

         o the Advisory fee rate payable to the Advisor by the Fund and by other client accounts managed by the Advisor, and payable by similar funds managed by other advisers;

         o the total expense ratio of the Fund and of similar funds managed by other advisers;

         o compensation payable by the Fund to affiliates of the Advisor for other services;

         o the profitability of the Current Investment Advisory Agreement to the Advisor and its affiliates; and

         The directors also considered the provisions of Section 15(f) of the 1940 Act, which provides, in relevant part, that affiliated persons may receive compensation if (1) for a period of three years after the Transaction at least 75 percent of the directors of the Fund are independent of the Advisor and (2) an "unfair burden" is not imposed on the Fund as a result of the Transaction. The Advisor has agreed not to seek any increase in advisory fees for a period of at least two years and has agreed to pay incremental costs associated with the 2002 Annaul Meeting of Stockholders due to the Transaction. In addition, if the Transaction is consummated, it is expected that at least 75 percent of the Fund's directors will be disinterested directors.

         After carefully considering the information described above, the Disinterested Directors unanimously voted to approve the New Investment
Advisory Agreement and to recommend that the Fund's stockholders vote to approve the New Investment Advisory Agreement.

Required Vote

         Approval of the New Investment Advisory Agreement requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

         If the stockholders of the Fund do not approve the New Investment Advisory Agreement, the directors will seek to obtain interim advisory services for the Fund from another advisory organization. Thereafter, the directors would either negotiate a new investment advisory agreement with a new advisory organization selected by the directors or make other appropriate arrangements, in either event subject to approval by the Fund's stockholders.

THE DIRECTORS, INCLUDING ALL OF THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

                    PROPOSAL 3: RATIFICATION OR REJECTION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Fund will consider, and it is expected that they will recommend, the selection of PricewaterhouseCoopers LLP ("PwC") as independent accountants of the Fund for the fiscal year ending December 31, 2002 at a meeting scheduled to be held on March 12, 2002. The appointment of accountants is approved annually by the Audit Committee of the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Fund has been advised by PwC that at December 31, 2002 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PwC will be at the meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

Audit Fees

         The Fund paid PwC $50,000 for its audit of the Fund's December 31, 2001 financial statements.

Financial Information Systems Design and Implementation

         The Fund paid PwC $8,446 for professional services relating to the Fund's financial information for the fiscal year ended December 31, 2001. Hyperion Capital Management, Inc. (the "Advisor") is a subsidiary of Hyperion Partners L.P., a Delaware limited partnership ("Hyperion Partners"). The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ("Hyperion Ventures"). The Advisor did not pay PwC for any other professional services relating to the Advisor's financial information systems for the fiscal year ended December 31, 2001.

All Other Fees

         The Fund paid PwC $7,175 for other non-audit professional services for the fiscal year end December 31, 2001. The Advisor, Hyperion Partners or Hyperion Ventures did not pay PwC for any other professional services for the fiscal year ended December 31, 2001. The Fund's Audit Committee has determined that the provision of the services by PwC to the Advisor, Hyperion Partners or Hyperion Ventures is compatible with maintaining PwC's independence.

Required Vote

         Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Fund present or represented by proxy at the Annual Meeting.

                             ADDITIONAL INFORMATION

The Advisor

         The Advisor is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is One Liberty Plaza, New York, New York 10006-1404.

         As noted above, the Advisor is a subsidiary of Hyperion Partners. The sole general partner of Hyperion Partners is Hyperion Ventures. Corporations owned principally by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are the general partners of Hyperion Ventures. Lewis S. Ranieri, a former Vice Chairman of Salomon Brothers Inc ("Salomon Brothers"), is the Vice Chairman of the Board of the Advisor and a Director of the Fund. Mr. Carter is the Chairman and Chief Executive Officer of the Advisor and Chairman of the Fund. Messrs. Salvatore Ranieri and Shay are directors of the Advisor, but have no other positions with either the Advisor or the Fund. Messrs. Salvatore Ranieri and Shay are principally engaged in the management of the affairs of Hyperion Ventures and its affiliated entities. Since January 1, 1990, Patricia A. Sloan, Secretary of the Fund, has been a special limited partner of Hyperion Ventures and since July 1993 she has been a limited partner of Hyperion Partners. Mr. Lai, the President of the Fund, is an employee of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits, including any profit from a sale of the Advisor. Ms. Botta and Mr. Dolan, Vice Presidents of the Fund, and Mr. Doodian, Treasurer of the Fund, are also employees of the Advisor. The business address of Hyperion Partners and Hyperion Ventures is 50 Charles Lindbergh Boulevard, Suite 500, Uniondale, New York 11553.

Investment Companies Managed by the Advisor

         The Advisor provides advisory services to several other registered investment companies and one offshore fund, all of which invest in mortgage-backed securities. Its management includes several individuals with extensive experience in creating, evaluating and investing in Mortgage-Backed Securities, Derivative Mortgage-Backed Securities and Asset-Backed Securities, and in using hedging techniques. Lewis S. Ranieri, Vice Chairman of the Advisor and Director of the Fund, was instrumental in the development of the secondary mortgage-backed securities market and the creation and development of secondary markets for conventional mortgage loans, CMOs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and government guaranteed areas. Clifford E. Lai, President of the Advisor and President of the Fund, was Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation.

         In addition to acting as advisor to the Fund, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.


                                                                                         Approximate Net Assets
Name of Fund                                      Investment Advisory Fees               at December 31, 2001
--------------------------------------------------------------------------------------------------------------------------
The Hyperion Total Return Fund, Inc.*             0.65% of the Fund's average weekly     $275,934,844.23
                                                  net assets

Hyperion 2002 Term Trust, Inc.                    0.50% of the Trust's average weekly    $300,572,295.55
                                                  net assets

----------
* The Advisor and The Hyperion Total Return Fund, Inc. (the "Fund") have entered into a sub-advisory agreement with Pacholder Associates, Inc., an Ohio corporation organized in 1983, to serve as an investment advisor with respect to a portion of this Fund's assets.

Brokerage Commissions

         Because it buys its portfolio securities in dealer markets, the Fund did not pay any brokerage commissions on its securities purchases during its last fiscal year. The Fund paid an aggregate of $600.00 in futures commissions during the last fiscal year, all of which were paid to entities that are not affiliated with the Fund or the Advisor.

         The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Current Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Fund. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Advisor will consider all factors they deem relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

         In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Advisor is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Advisor is also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Advisor in servicing all of the accounts for which investment discretion is exercised by the Advisor, and not all such services may be used by the Advisor in connection with the Fund.

                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

         All proposals by stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2003 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 1, 2002.

                         EXPENSES OF PROXY SOLICITATION

         The cost of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. In addition to the use of the mails, proxies may be solicited personally by regular employees of the Fund, Hyperion Capital Management, Inc., or Georgeson Shareholer, paid solicitors for the Fund, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be nominal. The Fund's agreement with Georgeson Shareholder provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

March 1, 2002

                                    EXHIBIT A

                   HYPERION 2005 INVESTMENT GRADE OPPORTUNITY
                                TERM TRUST, INC.

                      FORM OF INVESTMENT ADVISORY AGREEMENT

         THIS AGREEMENT made as of the _____ day of _________ between Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") and Hyperion Capital Management, Inc. ("HCM").

                                   WITNESSETH:

         WHEREAS, the Trust, a closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") desires to appoint HCM as the investment adviser of the Trust's cash, securities and other properties.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Appointment and Status as Investment Adviser. The Trust hereby appoints HCM as the investment manager with respect to the cash, securities and other properties of the Trust (the "Investment Account") and HCM hereby accepts this appointment, on the terms and conditions set forth herein. HCM shall give the Trust the benefit of its best judgment, efforts and facilities in rendering its services as investment adviser.

         2. Management of Account. HCM represents that it is a registered investment adviser under the Investment Advisers Act of 1940, as amended. HCM shall supervise and direct, with full authority and at its discretion, on the Trust's behalf and at the Trust's risk, the investment of the assets contained in the Investment Account in such manner as HCM may deem advisable in accordance with the Trust's final Prospectus (the "Prospectus") and resolutions adopted by the Trust's Board of Directors (the "Investment Guidelines"), subject at all times to the policies and control of the Trust Board of Directors. HCM hereby acknowledges receipt of copies of the Prospectus and the Investment Guidelines in effect on the date hereof. The Trust will furnish HCM from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the Securities and Exchange Commission (the "SEC"). The Trust may from time to time amend the Investment Guidelines. HCM will not be bound to follow any amendment to the Investment Guidelines, however, until it has received written notice of the amendment from the Trust. HCM shall abide by any and all laws and regulations affecting or governing its activities as a registered investment adviser, whether or not any investment restrictions resulting from such laws and regulations are incorporated by the Trust into the Investment Guidelines. In the performance of its duties hereunder, HCM shall at all times conform to: (a) all applicable provisions of the 1940 Act, (b) the provisions of the Registration Statement (including the Prospectus) of the Trust under the 1940 Act, (c) the provisions of the Trust's Articles of Incorporation and the Trust's By-Laws, as amended from time to time, and (d) any other applicable provisions of federal and state law, and the rules of any applicable national securities organization.

         3. Brokerage. HCM shall be responsible for decisions to buy and sell securities for the Trust, broker-dealer selection, and negotiation of brokerage commission rates. HCM's primary consideration in effecting securities transactions shall be to obtain the best price and execution on an overall basis. In performing this function HCM shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Trust's portfolio transaction activities. In certain instances HCM may make purchases of underwritten issues at prices which include underwriting fees. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. To the extent that the execution and prices offered by more than one dealer are comparable, HCM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which HCM deems to be beneficial to the Trust's investment program. Such research services supplement HCM's own research. Research services may include the following: statistical and background information on the U.S. economy; forecasts and interpretations with respect to the U.S. money market fixed income markets; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; and the providing of access to consultants who supply research information. Certain research services furnished by dealers may be useful to HCM with clients other than the Trust. Similarly, any research services received by HCM through placement of portfolio transactions of other clients may be of value to HCM in fulfilling its obligations to the Trust. HCM is of the opinion that the material received is beneficial in supplementing its research and analysis; and therefore, it may benefit that Trust by improving the quality of HCM's investment advice. The advisory fee paid by the Trust shall not be reduced because HCM receives such services as HCM must evaluate information received as a result of such services, and thus receipt of such services does not reduce HCM's workload.

         4. Control by Board of Directors. Any management or supervisory activities undertaken by HCM pursuant to this Agreement, as well as any other activities undertaken by HCM on behalf of the Trust pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Trust.

         5. Custody. The assets of the Investment Account shall be held by State Street Bank and Trust Company (the "Custodian"), which entity the Trust hereby represents has agreed to act as sole custodian for the Trust.

         6. Limit of Liability. (a) HCM shall be liable for loss only by reason of any act or omission taken or omitted as a result of its willful misfeasance, bad faith or gross negligence. HCM shall not be responsible for any loss incurred by reason of any act or omission of Trust, the Custodian or any other party; provided, however, that HCM will make such efforts as it deems reasonable to require that brokers, dealers and banks selected by HCM perform their obligations with respect to the Trust. HCM shall have no obligation to seek to obtain any material non-public ("inside") information about any issuer of securities, nor to purchase or sell, or to recommend for purchase or sale, for the Investment Account the securities of any issuer on the basis of any such information as may come into its possession.

         (b) The Trust shall indemnify HCM to the fullest extent permitted by law against any and all judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees incurred by HCM as the result of any action, suit or proceeding against HCM in its capacity as investment adviser of the Trust except to the extent that such action, suit or proceeding results from willful misfeasance, bad faith or gross negligence on the part of HCM in the performance of its duties under this Agreement.

         Nothing in this Agreement shall in any way constitute a waiver or limitation of any rights which the Trust may have under federal or state securities laws.

         7. Representations and Warranties of the Trust. The Trust represents and warrants to HCM that (a) this Agreement has been duly authorized, executed and delivered by the Trust and constitutes its valid and binding obligation, enforceable in accordance with its terms; (b) no governmental authorizations, approvals, consents or filings are required in connection with the execution, or delivery or performance of this Agreement by the Trust; and
(c) the execution, delivery and performance of this Agreement by the Trust will not violate or result in any default under the Trust's charter or by-laws, any material contract or agreement to which the Trust is a party or by which it or its assets (including the Investment Account) may be bound or to the best of its knowledge any statute or any rule, regulation or order of any government agency or body.

         8. Directions to HCM. All directions by or on behalf of the Trust to HCM shall be in writing signed either (a) by a director or officer of the Trust, or (b) by a duly authorized agent of the Trust. HCM shall not be liable for any act or omission taken or omitted in reliance upon any direction from the Trust signed in accordance with the immediately preceding sentence. HCM also shall not be liable for any act or omission taken or omitted in reliance upon any instrument, certificate or paper HCM reasonably believes to be genuine and to be signed or presented by the proper person or persons.

         9. Reports. HCM shall render to the Board of Directors of the Trust such periodic and special reports as the Directors may reasonably request.

         10. Services to Other Clients. The services of HCM to the Trust are not to be deemed to be exclusive, and HCM shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of HCM may serve as officers or directors of the Trust, and that officers or directors of the Trust may serve as officers or directors of HCM to the extent permitted by law; and that the officers and directors of HCM are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. HCM shall have no obligation to purchase or sell for the Trust, or to recommend for purchase or sale by the Trust, any security that HCM, its principals, affiliates or employees may purchase for themselves or for any other clients.

         11. Relationship with Affiliate. HCM currently does not have any affilitated broker-dealers. If HCM has an affiliated broker-dealer in the future, HCM will not execute transactions with such affiliated broker-dealer for clients or the Trust.

         12. Expenses. The expenses connected with the Trust shall be allocable between the Trust and HCM as follows:

         (a) HCM shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the Trust, to the extent that such officers may be required by the Trust, for the proper conduct of its affairs; travel expenses of employees and officers of HCM; office space, equipment, research services and supplies; expenses of maintaining accounts, books, and records, except to the extent such services are provided by a third party pursuant to a contract with the Trust; and

         (b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust, including, without limitation: payments to the Trust's administrator and underwriters; the charges and expenses of any registrar, any custodian or depositary appointed by the Trust for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions, chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to federal, state or other governmental agencies; the costs and the expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance or registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, prospectuses of the Trust and distributing supplements thereto, if any, to the Trust's shareholders; all expenses of shareholders and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee who are not "interested person" of the Trust (as defined in the 1940 Act); all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of Trust's shares; charges and expenses of legal counsel, including counsel to the directors of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust and of independent accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including offices and directors) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly provided herein.

         13. Delegation of Responsibilities. HCM may, but shall not be under any duty to, perform services on behalf of the Trust which are not required by this Agreement upon the request of the Trust's Board of Directors. Such services will be performed on behalf of the Trust and HCM's charge in rendering such services may be billed monthly to the Trust, subject to examination by the Trust's independent accountant. Payment or assumption by HCM of any Trust expense that HCM is not required to pay or assume under this Agreement shall not relieve HCM of any of its obligations to the Trust nor obligate HCM to pay or assume any similar Trust expense on any subsequent occasions.

         14. Non-Assignability. This agreement shall automatically terminate upon any assignment (as that term is defined in the 1940 Act) of this Agreement by HCM.

         15. Termination. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements, of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by the Trust at any time, by the Board of Directors of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by HCM at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party.

         16. Notices. All notices and instructions with respect to securities transactions or any other matters contemplated by this Agreement shall be deemed duly given when delivered in writing to the addresses below or when deposited by first-class mail addressed as follows:

         (a)  To the Trust:

         Hyperion 2005 Investment Grade Opportunity Term
           Trust, Inc.
         One Liberty Plaza - 36th Floor
         New York, NY  10006

         Attention:  _______________________
                         President

         (b) To HCM:

         Hyperion Capital Management, Inc.
         One Liberty Plaza - 36th Floor
         New York, NY  10006

         Attention: ________________________
                       President

         17. Fees. In consideration of HCM's services provided under this Agreement, the Trust shall pay to HCM monthly compensation at an annual amount, calculated daily and paid monthly, equal to .65% of the Trust's average weekly net assets.

         18. Entire Agreement: Amendment: This Agreement states the entire agreement of the parties with respect to management of the Investment Account and may not be amended except by a writing signed by a duly authorized officer of each of the parties hereto.

         19. Governing Law. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         20. Effective Date. This Agreement shall become effective on the day and year first written above.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers as of the day, month and year first above written.

                                     Hyperion 2005 Investment Grade
                                          Opportunity Term Trust, Inc.


                                     By:
                                         --------------------------------------
                                            Name:
                                            Title:


                  `                  Hyperion Capital Management, Inc.


                                     By:
                                         --------------------------------------
                                            Name:
                                            Title:


                                     Date: _______________

                                    EXHIBIT A
                       (To Investment Advisory Agreement)

                                SCHEDULE OF FEES

Base Fee

         Hyperion Capital Management, Inc. ("HCM") will receive the following investment advisory fee pursuant to the Investment Advisory Agreement. The Trust shall pay to HCM a monthly fee which is equal to 0.65% per annum of the Trust's weekly net assets (which, for the purposes of determining such fee, shall be the average weekly value of the total assets of the Trust, minus the sum of accrued liabilities (including accrued expenses) of the Trust and any declared but unpaid dividends on the Trust's shares).

                                   APPENDIX I

                          REPORT OF THE AUDIT COMMITTEE

                                                                  ________, 2002

To the Board of Directors

We have reviewed and discussed with management the Fund's audited financial statements as of and for the fiscal year ended December 31, 2001.

We have discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1, Independence Discussion with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report to shareholders required by Section 30(e) of the Investment Company Act of 1940, as amended and Rule 30d-1 thereunder for the year ended December 31, 2001.

Leo M. Walsh, Jr. - Audit Committee Chairman
Rodman L. Drake - Audit Committee Member
Harry E. Petersen, Jr. - Audit Committee Member
Robert F. Birch- Audit Committee Member

The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Fund specifically incorporates the Report by reference in any such document.

           HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS


The undersigned hereby appoints Andrew M. Carter and Clifford E. Lai and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the Downtown Association, 60 Pine Street (between William and Pearl Streets), 36th floor, New York, New York 10005, on Tuesday, April 16, 2002 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have any may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR election of the nominees as Directors in Proposal 1, FOR the approval of the new Investment Advisory Agreement in Proposal 2 and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund in Proposal 3. Please refer to the Proxy Statement for a discussion of the Proposals.

--------------------------------------------------------------------------------
      PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  NOTE: Please sign exactly as your name(s) appear(s) on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

     X    PLEASE MARK VOTES AS IN THIS EXAMPLE
  ------

--------------------------------------------------------------------------------

THE HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

--------------------------------------------------------------------------------

CONTROL NUMBER:
RECORD DATE OF SHARES:
Please be sure to sign and date this Proxy. Date

--------------------------------------------------------------------------------
Stockholder sign here      Co-owner sign here

DETACH CARD


1.  Election of Directors

                            For All Nominees   With-Held       For All Except
Class III:

Andrew M. Carter            --------------      ---------       --------------
Robert F. Birch
Leo M. Walsh, Jr.

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                       For           Against       Abstain
2.  Approval for the new Investment
    Advisory Agreement.                -----------   -----------   -----------

                                       For           Against       Abstain
3.  Ratification or rejection of
the selection of independent           -----------   -----------   -----------
accountants (a vote "For" is a vote
for ratification).

Mark box at right if an address
change or comment has been noted on    -----------
the reverse side of this card.

Mark box at right if you plan to
attend the Annual Meeting of           -----------
Stockholders on April 16, 2002.


DETACH CARD